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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                 --------------
                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): August 31, 1999

                                 H&R BLOCK, INC.
                                 ---------------
               (Exact name of registrant as specified in charter)

        MISSOURI                       1-6089                      44-0607856
        --------                       ------                      ----------
(State of Incorporation)      (Commission File Number)          (I.R.S. Employer
                                                                 Identification
                                                                     Number)


                     4400 MAIN STREET, KANSAS CITY, MO         64111
                     ---------------------------------         -----
               (Address of Principal Executive Offices)     (Zip Code)

                                 (816) 753-6900
                                 --------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

                  On August 31, 1999, H&R Block, Inc. ("Block"), Block Financial Corporation ("BFC"), Olde Financial Corporation ("Olde"), Financial Marketing Services, Inc. ("FMS") and the shareholders of Olde and FMS (collectively, the "Sellers") entered into a Stock Purchase Agreement (the "Purchase Agreement") providing for Block's purchase, through BFC, of all of the issued and outstanding common stock of Olde and FMS for a cash purchase price of $850 million, subject to adjustment at closing and certain possible additional payments based on future performance.

                  The closing of the transaction is subject to the expiration or early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act, certain other regulatory approvals and other customary closing conditions.


                  The foregoing description of the Purchase Agreement and the related transaction does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is attached hereto and filed herewith as Exhibit 10.1, and which is incorporated herein by reference.

                  The information contained in this Current Report on Form 8-K and the exhibits hereto may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based upon current information, expectations, estimates and projections regarding Block, Olde, and the industries and markets in which Block and Olde operate, and management's assumptions and beliefs relating thereto. Words such as "will," "expects," "intends" and variations thereof and similar expressions are intended to identify such forward-looking statements. These statements speak only as of the date on which they are made, are not guarantees of future performance, and involve certain risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in such forward-looking statements. Such differences could be caused by a number of factors including, but not limited to, the uncertainty of the satisfaction of all closing conditions set forth in the Purchase Agreement and the completion of the Olde transaction; the uncertainty that the acquisition will be accretive to earnings and the extent of any accretion to earnings; changes in economic, political or regulatory environments; changes in competition and the effects of such changes; changes in strategies; Block's inability to successfully implement its strategies; and risks described from time to time in reports and registration statements filed by Block and its subsidiaries with the Securities and Exchange Commission. Readers should take these factors and risks into account in evaluating any such forward-looking statements. Block undertakes no obligation to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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                  ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
AND EXHIBITS.

         (C)      EXHIBITS

Exhibit No.         Description of Exhibit
        10.1        Stock Purchase Agreement dated August 31, 1999 among Block
                    Financial Corporation, H&R Block, Inc., Olde Financial
                    Corporation, Financial Marketing Services, Inc. and the
                    Shareholders of Olde Financial Corporation and Financial
                    Marketing Services, Inc.

        99.1        Press release dated September 1, 1999.



                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             H&R BLOCK, INC.

Date:  September 10, 1999                   By:      /s/ James H. Ingraham
                                                --------------------------------
                                            James H. Ingraham
                                            Vice President-General Counsel
                                            and Secretary




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EXHIBIT INDEX
Exhibit No.         Description of Exhibit

        10.1 Stock Purchase Agreement dated August 31, 1999 among Block Financial Corporation, H&R Block, Inc., Olde Financial Corporation, Financial Marketing Services, Inc. and the Shareholders of Olde Financial Corporation and Financial Marketing Services, Inc.

        99.1        Press release dated September 1, 1999.









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